UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Prism Fund Inc.
(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Prism Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

Nicole Simon, Esq.

Stradley Ronon Stevens & Young, LLP

100 Park Avenue, Ste. 2000

New York, NY 10017

Tel: (212)812-4137

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2023 – June 30, 2023

Item 1. Reports to Stockholders.

(a) The Report to Stockholders is attached herewith.

YieldStreet Prism Fund Inc.	Management Discussion of Fund Performance
June 30, 2023 (Unaudited)

Dear Stockholders,

We would like to start by saying thank you for your interest in the YieldStreet Prism Fund Inc. (the “Fund”). We appreciate the trust and confidence you have placed with us through your investment. Below you’ll find the semi-annual report, which covers the six-month period ended June 30, 2023.

Fund Performance

For the six-month period ended June 30, 2023, the Fund posted a total return of 6.83%, compared to the 2.1% return of the Bloomberg Barclays US Aggregate Index.

The Fund is not managed to any specific benchmark and the index listed above is for reference purposes only.

Fund Update

The role of alternative investments is becoming more apparent in our view for investors to achieve their long term objectives. We believe that private markets continue to be well positioned to withstand the prevailing market backdrop. We are hyper vigilant in finding investment opportunities that deliver strong risk-adjusted returns.

Reflecting on the first half of this year, real estate came under pressure as we saw higher interest rates, resulting in higher volatility and higher costs of borrowing for investors. We anticipate ongoing volatility in specific asset classes, particularly in the office sector, which has experienced substantial value decline. Additionally, a wave of commercial mortgage-backed securities1 (‘CMBS’) loan maturities is anticipated in late 2023, posing challenges for sale or refinancing prospects. We project this volatility to persist in the upcoming quarter, and only deals boasting robust credit parameters are likely to conclude successfully. In the realm of private credit, shifts in regulations prompted commercial banks to tighten their credit standards due to escalating economic uncertainty and recessionary projections. As interest rates increase and credit spreads widen, these conditions often create a favorable environment for private credit, resulting in the potential for higher yields. Our continued conviction in private credit is underpinned by the presence of principal protection and structural enhancements within the asset class.

The Fund’s performance benefited from our varied underlying exposures. Investments in specialty finance and real estate equity had the greatest contribution to return over the first half of the fiscal year. In addition, the Fund benefitted from capital being deployed in income generating assets. As interest rates rose, we observed that the Fund’s alternative lenders and specialty finance companies have the opportunity to move up the credit spectrum while still pursuing attractive yields. Our allocation to structured notes has also contributed to performance as equity markets experienced an extraordinary bear market rebound during the first half of 2023. Moreover, positions in real estate debt came under the spotlight as higher interest rates caused a slowdown in transaction volume. During the year, the Fund added positions in over 10 investments, which primarily resulted in increased exposure to real estate, private credit and art.

We continue to have strong conviction in longer-dated assets and assets that we believe exhibit strong risk-adjusted returns. Yieldstreet’s investment team has been selective in deploying capital in assets that fit the risk and return profile of the Fund and provide what we believe to be attractive income profiles. Looking forward, we believe the current macroeconomic backdrop has enhanced the yield and risk-adjusted return profile for income generating private market investments. Each of the Fund’s allocations to these asset classes is expected to support our investment strategy, and we believe they are well positioned to perform in varied market environments.

2	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Management Discussion of Fund Performance
June 30, 2023 (Unaudited)

Portfolio Management Update

Yieldstreet recently named Ted Yarbrough, a seasoned executive with nearly 30 years of experience at Citigroup and its predecessor companies, its new Chief Investment Officer. Ted along with Sirisha Prasad, Fund Manager, are the Fund’s portfolio managers and responsible for all investment decisions made by the Adviser on behalf of the Fund. The Fund’s Board of Directors, including independent directors, will continue to oversee and monitor the investment performance and relationship with the Adviser.

Sincerely,

Yieldstreet

[1]	Commercial mortgage-backed securities (‘CMBS’) are securities which are backed by underlying collateral consisting of commercial mortgage loans on items such as retail properties, office properties, industrial properties, multi-family housing and hotels.

Performance quoted herein represents past performance, which is not a guarantee of future results. Returns for periods greater than one year are annualized. All investing involves risk, including the loss of principal. Investment returns and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than the returns quoted herein.

Investors should carefully consider the investment objectives, risks, charges and expenses of the YieldStreet Prism Fund before investing. The prospectus for the YieldStreet Prism Fund contains this and other information about the Fund and can be obtained by emailing investments@yieldstreetprismfund.com or by referring to www.yieldstreetprismfund.com. The prospectus should be read carefully before investing in the Fund.

Investments in the Fund are not bank deposits (and thus not insured by the FDIC or by any other federal governmental agency) and are not guaranteed by Yieldstreet or any other party.

The securities described in the prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of Fund shares will be accepted from any person resident or located in Nebraska or North Dakota.

An investment in the Fund is not suitable for investors that require short-term liquidity. The Fund’s shares have no history of public trading, are not publicly traded, and you should not expect to be able to sell your shares regardless of how the Fund performs. The Fund’s are currently not listed on any securities exchange and there is no expectation that a secondary market for the Fund’s shares will develop in the future. Pursuant to its Share Repurchase Program, the Fund intends to periodically repurchase shares from the Fund’s investors, subject to the discretion of the Fund’s Board of Directors, but only a limited number of shares will be eligible for repurchase by the Fund.

Semi-Annual Report | June 30, 2023	3

YieldStreet Prism Fund Inc.	Fund Overview
June 30, 2023 (Unaudited)

Average Annual Total Returns (as of June 30, 2023)

						Since
	1 Month	Quarter	6 Month	1 Year	3 Year	Inception*
YieldStreet Prism Fund Inc. – NAV	1.73%	3.40%	6.83%	9.09%	6.19%	5.86%
Bloomberg Barclays US Aggregate Index**	-0.36%	-0.84%	2.09%	-0.94%	-3.96%	-3.58%
S&P US High Yield Index**	1.53%	1.70%	5.19%	8.23%	2.82%	2.96%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetprismfund.com.

*	Fund’s inception date is March 9, 2020.

**	The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS. The S&P U.S. High Yield Corporate Bond Index measures the performance of U.S. dollar-denominated, high-yield corporate bonds issued by companies whose country of risk use official G-10 currencies, excluding those countries that are members of the United Nations Eastern European Group. Qualifying securities must have a below-investment-grade rating and maturities of one or more months. The Bloomberg Barclays US Aggregate Bond Index and S&P US High Yield Index are not adjusted to reflect sales changes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Indices are unmanaged and unlike the Fund, it is not affected by cash flow. It is not possible to invest directly in the Indices.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

4	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Fund Overview
June 30, 2023 (Unaudited)

Performance of $10,000 Initial Investment (as of June 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

YS AVN-AVT V LLC	9.42%
Urban Standard Capital, LLC	5.43%
Invictus Real Estate Partners	5.17%
STCM Three Colts Funding LLC	4.87%
Keystone - Villa Fifty2	4.69%
Cottonwood Management, LLC	3.91%
BAMLL 2018-DSNY B MTG	3.87%
GWT 2019-WOLF C Mtge	3.72%
ESA 2021 ESH B Mtg	3.45%
9RPJ1 Partners, LP	3.31%
Top Ten Holdings	47.85%

Portfolio Composition (as a % of Net Assets)*

First-Lien Senior Secured Term Loans	32.62%
Commercial Mortgage Backed Securities	18.50%
Preferred Equity	16.84%
Equity	8.27%
Investments in Investee Funds	8.21%
Money Market Mutual Funds	4.92%
Unsecured Debt	4.76%
Corporate Bond	3.87%
Structured Notes	2.03%
Other Liabilities in excess of Assets	(0.02)%
Total	100.00%

*          Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | June 30, 2023	5

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
NON-AFFILIATED INVESTMENTS
UNSECURED DEBT - 4.76%(c)
Supply Chain Finance - 4.76%(b)(e)
Raistone Purchasing LLC - First Brands T10(i)	N/A	N/A	12/06/2023	$4,249,778	$3,956,613
Raistone Purchasing LLC - First Brands T11(i)	N/A	N/A	11/01/2023	2,305,588	2,138,995
Total Supply Chain Finance					6,095,608

Total Unsecured Debt (Cost $6,179,640)					6,095,608

CORPORATE BOND - 3.87%(c)
Commercial Real Estate - 3.87%
A10 Capital, LLC(a)	11.80%	1M SOFR (3.50%) + 7.25%	03/01/2026	5,000,000	4,948,900
Total Commercial Real Estate					4,948,900

Total Corporate Bond (Cost $5,000,000)					4,948,900

COMMERCIAL MORTGAGE BACKED SECURITIES - 18.50%(a)
BAMLL 2018-DSNY B Mtge	6.10%	1M US L + 1.15%	07/15/2038	5,000,000	4,957,839
BX 2021-ACNT C Mtge	6.45%	1M US L + 1.50%	07/15/2038	1,750,000	1,695,118
BX 2023- DELC B Mtge	8.34%	1M SOFR + 3.34%	05/15/2025	4,000,000	3,987,546
ESA 2021 ESH B Mtge	6.07%	1M SOFR + 1.38%	07/15/2038	4,875,550	4,756,230
GWT 2019-WOLF C Mtge	6.57%	1M SOFR + 1.74%	12/15/2036	4,500,000	4,414,786
MSC 2021-ILP C Mtge	6.32%	1M SOFR + 1.38%	07/15/2038	1,993,408	1,920,891
TTN 2021 - MHC A Mtge	5.88%	1M US L + 1.10%	03/15/2038	1,993,366	1,943,279
Total Commercial Mortgage Backed Securities (Cost $23,550,140)					23,675,689

EQUITY - 8.27%(c)
Auto Manufacturers - 0.24%
General Motors Co.	N/A	N/A	N/A	8,000	$308,480
Total Auto Manufacturers					308,480

See Notes to Financial Statements.

6	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
Computers - 0.25%(b)
Western Digital Corp.	N/A	N/A	N/A	8,450	320,509
Total Computers					320,509

Residential Real Estate - 7.78%(e)
Urban Standard Capital, LLC(a)	13.45%	1D Prime Rate + 5.25%	20/01/2024	6,709,309	6,954,345
Urban Standard Capital, LLC	N/A	N/A	N/A	3,000,000	3,000,000
Total Residential Real Estate					9,954,345

Total Equity (Cost $10,702,389)					10,583,334

FIRST-LIEN SENIOR SECURED TERM LOANS - 32.82%(b)
Auto - 2.27%(a)(e)
Insurance - 2.27%
Everberg Capital, LLC(a)	13.17%	1M SOFR (1.00% Floor) + 8.50%	05/23/2028	2,902,734	2,902,809
Total Auto					2,902,809

Commercial Real Estate - 10.31%
Bridge - 3.13%(f)
Harrison Yard Project	19.33%	1 M US L +16.40% Cash 2.68% PIK (0.25% Floor 19.33%	08/31/2023	4,000,621	4,004,777

Hotel - 5.62%
BIH Owner, LLC(f)	10.50%	7.00% Cash + 3.50% PIK	08/31/2023	2,212,225	2,212,225
Cottonwood Management, LLC(a)(e)	14.41%	1M SOFR (0.25% Floor) + 9.75%	02/07/2025	5,000,000	5,000,000

Shopping Centers ‐ 1.56%
Avatar (SIC Leed Civic Plaza) TL	9.25%	9.25%	01/31/2025	2,000,000	1,992,621
Total Commercial Real Estate					13,209,623

Marine - 5.31%(e)
Chemical Tankers - 5.31%
Lomar Shipping Limited	9.25%	9.25%	01/31/2024	3,578,000	3,530,468
Lomar Shipping Limited	9.25%	9.25%	01/31/2024	3,310,000	3,265,007
Total Marine					6,795,475

Residential Real Estate - 9.86%(c)
Condominium Inventory - 9.86%
Invictus Real Estate Partners(a)(e)	17.88%	1M SOFR (0.10% Floor) + 13.13%	03/24/2024	7,241,264	6,621,032

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2023	7

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
Keystone - Villa Fifty2	7.99%	7.99%	12/01/2024	6,000,000	6,000,000
Total Residential Real Estate					12,621,032

Technology - 4.87%(a)
Software Development - 4.87%
STCM Three Colts Funding LLC	14.00%	1M Prime Rate + 9.75% (12% Floor/14% Cap)	01/31/2026	$6,300,000	$6,236,584
Total Technology					6,236,584

Total First-Lien Senior Secured Term Loans (Cost $42,542,173)					41,765,523

INVESTMENTS IN INVESTEE FUNDS - 8.21%(e)
Asset Management - 2.73%
Blue Owl Credit Income Corp.	N/A	N/A	N/A	379,272	3,492,976
Total Asset Management					3,492,976

Legal - 5.48%
Insurance - 5.48%
9RPJ1 Partners, LP(d)	N/A	N/A	N/A	5,004,686	4,242,807
BWA20C	N/A	N/A	N/A	3,300,000	2,768,111
Total Legal					7,010,918

Total Investments in Investee Funds (Cost $10,031,658)					10,503,894

STRUCTURED NOTES - 2.03%(c)(g)
Bank of Montreal, Block Inc.	12.40%	N/A	12/29/2023	500,000	142,250
Bank of Montreal, Roku	17.20%	N/A	12/29/2023	500,000	214,300
Credit Suisse, Las Vegas Sands Corp.	11.00%	N/A	07/31/2023	500,000	500,250
Credit Suisse, Paycom Software, Inc.	12.40%	N/A	12/29/2023	500,000	456,100
Credit Suisse, Zillow Group, Inc.	11.50%	N/A	11/02/2023	500,000	289,350
Goldman Sachs Finance Corp.	10.00%	N/A	09/25/2023	500,000	455,700
JPMorgan Chase Financial Co. LLC	13.25%	N/A	12/29/2023	500,000	227,650
Toronto-Dominion Bank, CrowdStrike Holdings, Inc.	12.85%	N/A	09/25/2023	500,000	308,500

Total Structured Notes (Cost $4,000,000)					2,594,100

Total Non-Affiliated Investments (Cost $102,005,999)					$100,167,048

See Notes to Financial Statements.

8	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
PREFERRED EQUITY, AFFILIATED INVESTMENTS - 16.84%(c)
Aviation - 9.42%(l)
YS AVN-AVT V LLC	N/A	N/A	N/A	11,542,862	12,063,225
Total Aviation					12,063,225

Consumer - 3.20%
EH YS Purchaser I LLC	N/A	N/A	N/A	4,157,887	4,096,174
Total Consumer					4,096,174

Residential Real Estate - 4.22%(e)
Multi-family - 4.22%
YS PP REQ I Hines Park, LLC(j)	N/A	N/A	N/A	2,000,000	2,841,811
YS PP REQ II P Southgate Apartments, LLC(k)	N/A	N/A	N/A	2,000,000	2,561,865
Total Residential Real Estate					5,403,676

Total Preferred Equity, Affiliated Investments (Cost $19,746,714)					21,563,075

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 4.92%(h)
SEI Government Fund, Class F (SEOXX)			3.14%	6,298,163	$6,298,163
Total Money Market Mutual
Funds (Cost $6,298,163)					6,298,163

Total Investments - 100.02% (Cost $128,050,876)					$128,028,286
Other Liabilities in Excess of Assets – (0.02)%					(23,701)
Net Assets - 100.00%					$128,004,585

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1D Prime Rate - 1 Day Prime Rate as of June 30, 2023 was 8.25%

1M US L - 1 Month LIBOR as of June 30, 2023 was 5.22%

1M US SOFR- 1 Month SOFR as of June 30, 2023 was 5.06%

(a)	Floating or variable rate investment. The rate in effect as of June 30, 2023 is based on the reference rate, as described above, plus the displayed spread as of the securities last reset date. The interest rate shown is the rate in effect as of year end and changes periodically.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 3).

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2023	9

YieldStreet Prism Fund Inc.	Consolidated Schedule of Investments
June 30, 2023 (Unaudited)

(c)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.

(d)	These investments have an unfunded commitment as of June 30, 2023.

(e)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.

(f)	Paid in kind security which may pay interest in additional par.

(g)	Contingent interest payment with respect to a review date only if the closing price of one share of the reference stock on that review date is greater than or equal to the interest barrier. If the closing price of one share of the reference stock on that review date is less than the interest barrier, no contingent interest payment will be made with respect to that review date. Accordingly, if the closing price of one share of the reference stock on each review date is less than the interest barrier, investors will not receive any interest payments over the term of the notes.

(h)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2023.

(i)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 13% rate per annum.

(j)	Investment held through tax consolidated subsidiary YS PP REQ I, LLC

(k)	Investment held through tax consolidated subsidiary YS PP REQ II P, LLC

(l)	Investment held through tax consolidated subsidiary YS-HP-S JV Corp.

Below is a summary of the fund transactions with its affiliates during the period ended June 30, 2023:

Preferred Equity, Affiliated Investments

				Net Change
	Fair Value at			in Unrealized	Fair Value	Net Realized
	December 31,			Gains	at June 30,	Gains	Dividend
Name of Issuer	2022	Purchases	Sales	(Losses)	2023	(Losses)	Income
YS PP REQ I Hines Park, LLC	$2,299,881	$–	$–	$541,929	$2,841,811	$–	$–
YS PP REQ II P Southgate Apartments, LLC	2,507,899	–	–	53,966	2,561,865	–	–
YS AVN-AVT V LLC	7,589,443	3,993,605	–	483,178	12,063,225	–	410,738
EH YS Purchaser I LLC	833,333	3,333,334	–	(70,492)	4,096,174	–	447,833
	$13,230,556	$7,323,938	$–	$1,008,581	$21,563,075	$–	$858,571

See Notes to Financial Statements.

10	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Statement of Assets and Liabilities
June 30, 2023 (Unaudited)

ASSETS:
Investments, at value - non-affiliated (Cost $108,304,162)	$106,465,211
Investments, at value - affiliated (Cost $19,746,714)	21,563,075
Receivable for investment securities sold	68,542
Dividend Receivable	454,292
Interest receivable	1,628,567
Receivable due from Adviser (Note 5)	1,362,818
Prepaid expenses and other assets	99,416
Total Assets	131,641,921

LIABILITIES:
Accrued investment advisory fees payable	830,829
Accrued administration fees (Note 5)	458,328
Accrued professional fees	263,731
Accrued transfer agent fees	61,375
Accrued compliance officer fees	33,102
Accrued custodian fees	16,395
Income tax payable	135,973
Deferred tax liabilities	1,334,642
Other payables and accrued expenses	502,961
Total Liabilities	3,637,336
Net Assets	$128,004,585

COMPOSITION OF NET ASSETS:
Paid-in capital	$131,555,982
Total distributable earnings	(3,551,397)
Net Assets	$128,004,585

Common shares of beneficial interest outstanding, at $0.001 par value	13,781,717
Net Asset Value per Common Share	$9.29

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	11

YieldStreet Prism Fund Inc.	Consolidated Statement of Operations
For the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME:
Non-affiliated investments:
Interest	$3,611,758
Dividends	1,622,198
Other income (Note 2)	245,811
Affiliated Investments:
Dividends	858,571
Total Investment Income	6,338,338

EXPENSES:
Investment advisory fees (Note 5)	519,914
Fund administration fees (Note 5)	372,101
Professional fees	269,791
Auditing fees	106,000
Transfer agent fees	105,486
Directors fees and expenses (Note 4)	96,356
Insurance expense	77,000
Compliance officer fees	33,000
Custodian fees	18,680
Other expenses	10,500
Total Expenses Before Waivers and Taxes from consolidated subsidiaries (Note 9)	1,608,828
Fees Waived or Reimbursed by the Administrator	(830,964)
Net Expenses, before taxes from consolidated subsidiaries (Note 9)	777,864
Net Investment Income, before taxes from consolidated subsidiaries	5,560,474
Taxes from consolidated subsidiaries - current (Note 9)	(29,973)
Net Investment Income, net of taxes from consolidated subsidiaries	5,530,501

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(672,341)
Change in unrealized appreciation/(depreciation) on:
Investment securities	2,490,322
Deferred Tax Liabilities	(309,642)
Affiliated securities	1,008,581
Net Realized and Unrealized Gain on Investments	2,516,921
Net Increase in Net Assets from Operations	$8,047,421

See Notes to Financial Statements.

12	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Consolidated Statement of Changes in Net Assets

	For the Six Months
	Ended	For the
	June 30, 2023	Year Ended
	(Unaudited)	December 31, 2022
OPERATIONS:
Net investment income	$5,530,501	$8,503,006
Net realized loss	(672,341)	(2,092,908)
Change in unrealized appreciation/(depreciation)	3,189,321	(3,825,805)
Net Increase in Net Assets from Operations	8,047,421	2,584,293

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,315,501)	(4,683,833)
From tax return of capital	–	(4,713,447)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(5,315,501)	(9,397,280)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	9,360,200	37,824,149
Net asset value of common shares issued to shareholders from reinvestment of dividends	3,538,583	6,420,524
Cost of shares redeemed from common shares	(3,748,869)	(16,796,371)
Net Increase from Capital Share Transactions	9,149,914	27,448,302
Net Increase in Net Assets	11,881,834	20,635,315

NET ASSETS:
Beginning of period	$116,122,751	$95,487,436
End of period	$128,004,585	$116,122,751

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2023	13

YieldStreet Prism Fund Inc.	Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2023 (Unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	8,047,421
Adjustments to reconcile net increase in net assets from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(61,446,858)
Purchases to cover securities sold short	–
Proceeds from sale of investment securities	35,399,429
Proceeds from securities sold short	–
Purchases of short-term investment securities - net	14,750,698
Amortization of premium and accretion of discount on investments	(411,546)
Net realized (gain)/loss on investments	672,341
Net Change in unrealized (appreciation)/depreciation on investments	(2,879,619)
(Increase)/Decrease in assets:
Receivable for investment securities sold	–
Interest receivable	(751,189)
Dividend Receivable	(404,081)
Investments paid in advance	3,440,000
Receivable due from Adviser	(828,957)
Prepaid expenses and other assets	31,972
Increase/(Decrease) in liabilities:
Deferred tax liabilities	309,780
Accrued professional fees	(489,674)
Accrued investment advisory fees	519,072
Income tax payable	29,835
Accrued transfer agent fees	(77,321)
Accrued compliance officer fees	(33,000)
Accrued trustees fees	(18,211)
Accrued custodian fees	3,942
Accrued administration fees	389,271
Payable due to Adviser	–
Accrued prepaid loan interest	(79,982)
Tax expense payable	29,835
Other payables and accrued expenses	(109,060)
Net cash used in operating activities	$(3,905,903)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold - common shares	$9,360,200
Cost of shares redeemed - common shares	(3,748,869)
Distributions paid - common shareholders	(1,776,918)
Net cash flows provided by financing activities	$3,834,413

Net change in cash & cash equivalents	$(71,490)
Cash and cash equivalents, beginning of period	71,490
Restricted and unrestricted Cash, end of period	$–

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$3,538,583

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

NOTE 1. ORGANIZATION

YieldStreet Prism Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the ‘‘Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser also serves as the Fund’s administrator, and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf.

On December 21, 2021 the Board of Directors approved to continue to operate as an evergreen fund with no termination date and, accordingly, the Fund does not intend to cease investment operations nor seek to liquidate the investment portfolio as of any specified date.

The Fund established wholly-owned subsidiaries, YP-HP-S JV Corp., YS PP REQ II P LLC and YS PP REQ I LLC, ("the Subsidiaries") which serve to hold equity or equity-like investments in partnerships. The Fund consolidates its Subsidiaries for accounting purposes but the Subsidiaries are not consolidated for U.S. federal income tax purposes and may incur U.S. federal income tax expense as a result.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with the investment company and accounting reporting guidance of the Financial Statement Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material. Certain prior year amounts have been reclassified to conform with the current year presentation.

Semi-Annual Report | June 30, 2023	15

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and any other parameters used in determining these estimates could cause actual results to differ materially.

Cash and Cash Equivalents: The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high quality, short-term debt securities would qualify as cash equivalents.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date.

Level 2 –	Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments that would generally be included in this category include publicly traded securities with restrictions on disposition, and certain convertible securities; and

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YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Level 3 –	Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, valuations for comparable companies, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed. Investments that are included in this category generally are privately held debt, equity, and certain convertible securities.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third party pricing services and an independent valuation firm for reasonableness. In addition, the Fund utilizes broker quotes to value its structured notes. Money market fund investments are valued at the reported net asset value per share. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

Semi-Annual Report | June 30, 2023	17

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with investments initially valued by the Internal Valuation Group of the Adviser.

2.	The asset class team covering each of these investments and/or the Director of Portfolio Management & Restructuring review and approve the valuations before they are submitted to the Internal Valuation Committee for further review.

3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations for the largest investments with total current fair value greater than or equal to 3% of the Fund’s Net Asset Value (as of the previous quarter), and then providing an assessment of the Adviser’s internal values.

4.	The Audit Committee of the Board of Directors reviews the valuations of our Adviser and the valuations prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.	The Board of Directors discusses valuations and determines in good faith the fair value of such investments based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

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YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Investments for which market quotations are not readily available are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the period ended June 30, 2023, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process. The fair value of investments in investment partnerships, managed funds, and other investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946. In order to use the practical expedient, the Investment Manager has internal processes to independently evaluate the fair value measurement process utilized by the underlying Investee Fund to calculate the Investee Fund's NAV in accordance with ASC 946. Such internal processes include the evaluation of the Investee Fund's process and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the Investee Fund's audited financial statements, and ongoing monitoring of other relevant qualitative and quantitative factors.

The fair value of investments in Investee Funds is reported net of management fees and incentive allocations/fees. The Investee Funds' management fees and incentive allocations/fees are reflected in realized and unrealized gain from investments in the Consolidated Statement of Operations.

Due to the inherent uncertainty of these estimates, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The investments in Investee Funds may involve varying degrees of interest rate risk, credit risk, foreign exchange risk, and market, industry or geographic concentration risk. While the Investment Manager monitors and attempts to manage these risks, the varying degrees of transparency into and potential illiquidity of the financial instruments held by the Investee Funds may hinder the Investment Manager's ability to effectively manage and mitigate these risks.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of period end are reflected as liabilities and assets, respectively, in the Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Statement of Operations are recorded on a trade date basis. Cost is determined by the specific identification method. Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management's judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management's judgment.

Semi-Annual Report | June 30, 2023	19

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid.

Expense Recognition: Expenses include management fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

Other Income: Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. In addition, exit fees and prepayment fees are also included in other income and are recorded when earned.

Distributions: Distributions to common shareholders, which are determined in accordance with the Plan of Distribution set forth in the Fund’s prospectus and with federal income tax regulations, are recorded on the ex-dividend date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

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YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of June 30, 2023, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2019 remains subject to examination by the Internal Revenue Service.

Recent Accounting Standards: In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates at the end of 2021. ASU 2022-06 has extended the sunset date for LIBOR transition relief until 2024. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

Semi-Annual Report | June 30, 2023	21

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

NOTE 3. INVESTMENTS

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of June 30, 2023 according to the fair value hierarchy:

		Level 2 -	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Investments at Value	Quoted Prices	Inputs	Inputs	Total
Unsecured Debt	$–	$–	$6,095,608	$6,095,608
Corporate Bonds	$–	–	4,948,900	4,948,900
Commercial Mortgage-Backed Securities	–	23,675,689	–	23,675,689
Equity	628,989	–	9,954,345	10,583,334
First-Lien Senior Secured Term Loans	–	–	41,765,523	41,765,523
Preferred Equity, Affiliated Investments	–	–	21,563,075	21,563,075
Structured Notes	–	–	2,594,100	2,594,100
Money Market Mutual Funds	6,298,163	–	–	6,298,163
Total	$6,927,152	$23,675,689	$86,921,551	$117,524,392
Investments measured at net asset value(a)				$10,503,894
Total Investments at Fair Value(b)				$128,004,586

(a)	Investments valued using NAV as the practical expedient, an indicator of fair value.
(b)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

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YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

		First Lien	Preferred	Second Lien
		Senior	Equity,	Senior
		Secured Term	Affiliated	Secured Term	Structured	Unsecured	Corporate
	Equity	Loans	Investments	Loans	Notes	Debt	bond	Total
Balance as of December 31, 2022	9,709,309	45,991,477	13,230,556	1,078,029	5,608,080	10,267,566	–	85,885,017
Accrued Discount/ premium	–	–	–	–	–	370,412	–	370,412
Realized Gain/(Loss)	–	–	–	–	(741,981)	648,743	–	(93,238)
Change in Unrealized Appreciation/ Deperciation	(139,252)	(159,833)	1,008,581	–	2,286,020	(555,231)	(51,100)	2,389,185
Purchases	384,287	14,707,885	7,323,938	–	–	6,095,608	5,000,000	33,511,718
Sales Proceeds	–	(18,774,006)	–	(1,078,029)	(4,558,019)	(10,731,490)	–	(35,141,544)
Transfer into Level 3	–	–	–	–	–	–	–	–
Transfer Out of Level 3	–	–	–	–	–	–	–	–
Balance as of June 30, 2023	9,954,345	41,765,523	21,563,075	–	2,594,100	6,095,608	4,948,900	86,921,551
Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2023	372	(102,752)	2,624,141	–	745,450	(84,031)	(51,100)	3,132,080

Semi-Annual Report | June 30, 2023	23

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of June 30, 2023. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

		Valuation
		Techniques/			Weighted
Asset Category	Fair Value	Methodologies	Unobservable Input	Range	Average(1)
Unsecured Debt	6,095,608	Recent Transaction Price	Recent Transaction Price	100.00%	100.00%
Equity	$9,954,345	Income Approach	Discount Rate	16.41% - 18.22%	17.68%
Corporate Bond	$4,948,900	Recent Transaction	Recent Transaction	$98.83 - $99.20	98.98
Preferred Equity	$14,625,090	Income Approach	Discount Rate	13.15% - 21.45%	14.60%
	2,841,811		Expected Sale Price	$16,000,000	$16,000,000
	$4,096,174	Asset-Based Approach	Discount Rate	14.37%	14.37%
	22,733,464	Income Approach	Discount Rate	9.81% - 23.81%	14.13%
Senior Secured First Lien Term Loan	6,795,475		Discount Rate/Expected Sale Price	–	12.14% / Par Sale
	6,236,584	Recent Transaction	Discount Rate	15.47%	15.47%
	6,000,000	Recent Transaction	Recent Transaction Price	$100.00	$100.00
Structured Notes	$2,594,100	Market Approach	Comparable Multiple	$28-45 - $100.05	$74.23
Grand Total	$86,921,551

(1)	The weighted average is calculated by multiplying the unobservable input by the weight of each investment over the sum of the fair value of the underlying investments.

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YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The Fund utilized the yield analysis, market comparable technique, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The Fund utilized the asset based approach technique to determine the fair value of certain Level 3 assets. The asset based approach technique is an analysis whereby the projected value of an asset is based on the value that can be recovered in the event of liquidation or winding down. The estimated recovery rate (“ERR”) is the rate the Fund is expected to recover of the investment at the conclusion of the recovery management process. This rate is based on an asset specific valuation framework that can utilize fair value of collateral, comparable transactions, discount cash flow analysis, and/or contingency based events. The Net Asset Value (“NAV”) is determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies. In order to use the practical expedient, the Adviser has internal processes to independently evaluate the fair value measurement process utilized by the underlying investee fund to calculate the Investee Fund’s NAV.

Such internal processes include the evaluation of the investee fund’s policies and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the investee fund’s audited financial statements and ongoing monitoring of other relevant qualitative and quantitative factors. If the Adviser determines, based on its own due diligence and investment monitoring procedures, that the reporting NAV of an Investee Fund does not represent fair value, the Adviser shall estimate the fair value in good faith and as determined under U.S. GAAP and approved policies and procedures. The Fund primarily uses comparable multiples for its structured notes which uses equity prices from brokers to determine the fair value. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the period ended June 30, 2023, were as follows:

Cost of Investments Purchased	$61,446,858
Proceeds from Investments Sold	$35,399,429

Semi-Annual Report | June 30, 2023	25

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Restricted Securities: As of June 30, 2023, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of June 30, 2023, were as follows:

	% of	Acquisition
Name of Issuer	Net Assets	Date	Shares/Par	Cost	Fair Value
BWA20	2.16%	6/17/2020	3,300,000	$2,602,576	$2,768,111
YS PP REQ I Hines Park, LLC	2.22%	1/7/2021	2,000,000	2,000,000	2,841,811
YS PP REQ II P Southgate Apartments, LLC	2.00%	2/2/2021	2,000,000	2,000,000	2,561,865
Urban Standard Capital, LLC	2.34%	9/8/2021	3,000,000	3,000,000	3,000,000
Urban Standard Capital, LLC	5.43%	3/11/2022	7,093,596	7,093,596	6,954,345
9RPJ1 Partners, LP	3.31%	1/8/2021	5,004,686	3,989,083	4,242,807
Invictus Real Estate Partners	3.13%	12/10/2021	4,086,496	4,086,451	4,004,777
Invictus Real Estate Partners	5.17%	3/25/2022	7,241,264	7,241,264	6,621,032
Raistone Purchasing LLC – First Brands T10	1.67%	12/6/2023	2,305,588	2,188,502	2,138,995
Raistone Purchasing LLC – First Brands T11	3.09%	11/1/2023	4,249,778	3,991,138	3,956,613
Cottonwood Management, LLC	3.91%	3/30/2022	5,000,000	5,000,000	5,000,000
Lomar Shipping Limited	2.55%	2/17/2022	3,310,000	3,310,000	3,265,007
Lomar Shipping Limited	2.76%	2/17/2022	3,578,000	3,578,000	3,530,468
Everberg Capital, LLC	2.27%	5/23/2022	2,902,734	2,902,734	2,902,809
Blue Owl Credit Income Corp.	2.73%	1/3/2023	379,272	3,440,000	3,492,976
Total	44.75%			$56,423,344	$57,281,616

26	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed as of period end because of redemption restrictions put in place by the Investee Funds. These investments were valued using a yield analysis approach in the prior year.

		Non-redeemable Investments
Investments in Investee Funds by Strategy	Unfunded Commitment $	Amount	Redemption Restriction Commencement Date (A)	Total $
Legal Finance	1,995,314	7,000,000	Various	7,000,000

(A)   Investments in Investee Funds cannot be redeemed until their respective maturity date.

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the "Independent Directors") are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the period ended June 30, 2023, $96,356 was paid to the Independent Directors of the Fund, which is included within the Consolidated Statement of Operations.

Custodian: Wilmington Savings Fund Society, FSB ("WSFS”) serves as the custodian bank of the Fund's assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Fund incurred expenses in the amount of $519,914 for Investment Advisory fees in the Consolidated Statement of Operations during the period ended June 30, 2023.

Semi-Annual Report | June 30, 2023	27

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate. For providing these facilities and services, the Fund has agreed to reimburse the Adviser for the fees, costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities. In addition, the Fund will reimburse any affiliate of the Adviser for any fees, costs and expenses incurred by such affiliate on behalf of the Adviser in connection with the Adviser’s provision of services to the Fund under the Administration Agreement.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Adviser pursuant to the Investment Advisory Agreement. The aggregate amount of fees, costs and expenses, including investment organizational and offering expenses, that may be paid by the Fund to the Adviser pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized, the "Reimbursement Cap") of the Fund’s net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Adviser, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses, tax expenses and offering expenses paid on behalf of the Fund. Pursuant to the Administration Agreement, the Adviser reimbursed fund expenses exceeding the Reimbursement Cap totaling $830,964 of which $830,964 is subject to recoupment by the Adviser through 2026. Since inception, the Adviser reimbursed fund expenses exceeding the Reimbursement Cap totaling $8,402,873 of which $4,677,025 is subject to recoupment by the Adviser.

As of June 30, 2023, the following amounts may be subject to recoupment by to the Adviser based upon their potential expiration dates:

2023	$769,251
2024	1,416,209
2025	1,660,601
2026	830,964

As of June 30, 2023, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s sub-administrator and to provide various administration, fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund pays the Adviser, on a monthly basis. The Fund will reimburse the Adviser for certain out-of-pocket expenses incurred on behalf of the Fund.

28	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Affiliated Investments: As defined in the 1940 Act, affiliated investments are due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. As of June 30, 2023, the Fund held 13.30% of Southgate Apartments, 59.70% of Hines Park, 95.00% of YS AVN-AVT V LLC, and 33.33% of EH YS Purchaser LLC ownership in such investments with a total market value of $21,563,075.

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,380,000 in gross proceeds. Investors can subscribe into the Fund on a weekly basis on that day's reported Net Asset Value ("NAV").

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetprismfund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

Transactions in shares of common stock were as follows during the period ended June 30, 2023:

	For the Six Months	For the
	Ended June 30,	Year Ended
	2023 (Unaudited)	December 31, 2022
Common Shares outstanding - beginning of period	12,787,947	9,899,081
Common Shares issued in connection with the at-the-market offering	1,012,907	3,986,168

Common Shares issued as reinvestment dividends	386,580	688,002
Less Shares Redeemed	(405,717)	(1,785,304)
Common Shares outstanding - end of period	13,781,717	12,787,947

Semi-Annual Report | June 30, 2023	29

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

NOTE 7. REPURCHASE PROGRAM

The Fund intends to offer to repurchase shares on a quarterly basis on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. While it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund conduct repurchases as of the end of each calendar quarter, the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes it would be detrimental to the Fund for liquidity or other reasons. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter, though the actual number of shares that the Fund offers to repurchase may be less in light of the limitations noted below. To the extent the Fund’s Board of Directors determines that it is appropriate to do so, the Fund may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses it expects to incur in connection with conducting such repurchase offer. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock as of the close of business on the date each share repurchase offer expires. During the six months ended June 30, 2023, the Fund repurchased $3,748,869 of securities through the completion of two tender offers that provided shareholders liquidity and distribution of a portion of their principal.

30	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the six-month period ended June 30, 2023 and the fiscal year ended December 31, 2022. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

			Dividend
			Amount per
Ex Date	Record Date	Payable Date	Share	Total Distribution
02/15/2023	02/14/2023	02/22/2023	$0.20	$2,611,693
06/14/2023	06/13/2023	06/21/2023	$0.20	$2,703,808
				$5,315,501

			Dividend
			Amount per
Ex Date	Record Date	Payable Date	Share	Total Distribution
02/14/2022	02/15/2022	02/22/2022	$0.20	$2,166,987
06/15/2022	06/16/2022	06/23/2022	$0.20	$2,318,325
09/14/2022	09/15/2022	09/22/2022	$0.20	$2,414,843
12/14/2022	12/15/2022	12/22/2022	$0.20	$2,497,125
				$9,397,280

Distributions to common shareholders are recorded on the ex-dividend date. The table above includes distributions with record dates during the periods ended June 30, 2023 and December 31, 2022 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through Esquire Bank, National Association. Borrowings under the Esquire Bank, National Association arrangement bear interest at the one month SOFR plus 200 basis points. For the six months ended June 30, 2023, the Fund did not use the facility. As of June 30, 2023, the Fund did not have any outstanding borrowings.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable.

Semi-Annual Report | June 30, 2023	31

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

NOTE 10. INCOME TAXES

The Fund’s policy is to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Subsidiaries elected to be treated as C-Corporations for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

In accordance with ASC 740, the Subsidiaries may recognize deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund's fiscal year-end.

The tax character of the distributions paid by the Fund during the year ended December 31, 2022, was as follows:

2022
Distributions Paid From:
Ordinary income	$4,683,833
Long-term capital gain	–
Return of capital	4,713,447
Total	$9,397,280

32	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2023, were as follows:

Cost of investments for income tax purposes	$127,391,968
Gross appreciation (excess of value over tax cost)	$2,935,417
Gross depreciation (excess of tax cost over value)	(2,660,913)
Net unrealized appreciation	$274,504

The differences between book-basis and tax-basis are primarily due to the partnerships.

Deferred income tax assets and liabilities related to temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities and net operating loss carryforwards include the following as of June 30, 2023:

June 30, 2023
Deferred Tax Assets
Net operating loss carryforwards	42,503
Net Operating Losses	3,497,490
Deferred Tax Liabilities
Investments	(4,874,635)
Net Deferred Tax Asset/(Liabilities)	$(1,334,642)

The income tax expense (benefit) for the year ended June 30, 2023, consists of the following:

June 30, 2023
Current Expense
Federal	28,539
State	1,434
29,973
Deferred Expense
Federal	234,908
State	74,734
309,642
Total Income Tax Expense	$339,615

For the period ended June 30, 2023, the provision for income taxes differed from the statutory tax rate (21%) primarily due to adjustments to the Company’s investments in partnerships and state income taxes.

As of June 30, 2023, the Company has generated federal net operating loss (“NOL”) carryforwards of approximately $16,000,000. Yearly utilization of the NOL carryforwards have certain tax limitations and do not expire. In addition, the Company has approximately $2,900,000 of state NOL carryovers.

Semi-Annual Report | June 30, 2023	33

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

NOTE 11. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Investing involves the possibility of the Fund's investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund's investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

34	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Liquidity Risk: The Fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the Fund may have to sell them at a loss.

Market Risk: Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Prepayment: Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the fund to forgo future interest income on the portion of the security's principal repaid early and force the Fund to reinvest that money at the lower prevailing interest rates.

LIBOR: Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, announced plans to cease publication of LIBOR on June 30, 2022 for only the one week and two month LIBOR tenors, and on June 30, 2023 for all other LIBOR tenors. While this announcement extends the transition period to June 2023, the United States Federal Reserve has issued a statement advising banks to stop new LIBOR issuances by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR's regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the U.S. dollar LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Semi-Annual Report | June 30, 2023	35

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

36	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

NOTE 12. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At June 30, 2023, the Fund had unfunded commitments shown below:

Investment	As of June 30, 2023
9RPJ1 Partners, LP	$1,995,314

Semi-Annual Report | June 30, 2023	37

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

NOTE 13. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the period ended June 30, 2023.

				For the Period
	For the Six Months			March 9, 2020
	Ended	For the	For the	(Commencement of
	June 30, 2023	Year Ended	Year Ended	Operations) to
	(Unaudited)	December 31, 2022	December 31, 2021	December 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.08	$9.65	$9.91	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.42	0.72	0.70	0.28
Net realized and unrealized gain/(loss) on investments	0.19	(0.49)	(0.16)	0.16
Total Income from Investment Operations	0.61	0.23	0.54	0.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.40)	(0.40)	(0.70)	(0.25)
From tax return of capital	–	(0.40)	(0.10)	(0.28)
Total Distributions to Common Shareholders	(0.40)	(0.80)	(0.80)	(0.53)

Net asset value per common share - end of period	$9.29	$9.08	$9.65	$9.91

38	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

							For the Period
	For the Six Months						March 9, 2020
	Ended		For the		For the		(Commencement of
	June 30, 2023		Year Ended		Year Ended		Operations) to
	(Unaudited)		December 31, 2022		December 31, 2021		December 31, 2020
Total Investment Return - Net Asset Value(b)	6.83%		2.42%		5.66%		4.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares,end of period (000s)	$128,005		$116,123		$95,487		$44,800
Ratio of expenses excluding waivers to average net assets	2.72	%(c)	3.20	%(c)	4.69	%(c)	12.43	%(c)
Ratio of expenses including waivers to average net assets	1.32	%(d)	1.24	%(d)	1.25	%(d)	0.72	%(d)
Ratio of net investment income to average net assets including waiver, and including tax(f)	8.93	%(d)	6.70%		7.10%		3.45	%(d)
Ratio of net investment income to average net assets excluding waiver, and excluding tax	8.00%
Portfolio turnover rate	33	%(e)	70%		46%		12	%(e)
Total Expenses including current end deferred income tax expense and waivers(f)	1.79%		2.25%		–		–

Semi-Annual Report | June 30, 2023	39

YieldStreet Prism Fund Inc.	Notes to Consolidated Financial Statements
June 30, 2023 (Unaudited)

For the Period
	For the Six Months			March 9, 2020
	Ended	For the	For the	(Commencement of
	June 30, 2023	Year Ended	Year Ended	Operations) to
	(Unaudited)	December 31, 2022	December 31, 2021	December 31, 2020
Ratio of taxes from consolidated subsidiaries entities to average net assets	0.47%	1.02%	–	–

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.

(c)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.

(d)	Annualized.

(e)	Not annualized.

(f)	Includes current and deferred income taxes associated with each component of the Statement of Operations.

NOTE 14. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 15. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

40	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Additional Information
June 30, 2023 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetprismfund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

Semi-Annual Report | June 30, 2023	41

YieldStreet Prism Fund Inc.	Privacy Policy
June 30, 2023 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Prism Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at yieldstreetprismfund.com/#privacy-policy. The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

42	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
June 30, 2023 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund's distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund's distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund's distribution reinvestment plan will have the same voting rights as the Fund's shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund's distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund's distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund's reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

•	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

Semi-Annual Report | June 30, 2023	43

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
June 30, 2023 (Unaudited)

o	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

•	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Prism Fund Inc., investments@yieldstreetprismfund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

44	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Directors and Officers
June 30, 2023 (Unaudited)

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The Fund Board of Directors consists of five members, three of whom are not “interested persons” of the Adviser as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as independent directors. As the Fund is not required to hold regular annual meetings of stockholders, the directors are elected for indefinite terms. The Fund is prohibited from making loans or extending credit, directly or indirectly, to the directors or executive officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our Board of Directors is set forth below. The Fund has divided the directors into two groups—interested directors and independent directors. The address for each director is c/o YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022. The Fund's Statement of Additional Information about the Directors and is available, without charge, upon request, by calling (844) 943-5378 and on the SEC's website at www.sec.gov.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act. The Fund is not part of a “fund complex” as that term is defined in the Form N-2.

Number of
		Term at		Portfolios in
		Office and		Fund	Directorships
Name,	Position(s)	Length of		Complex	Held by
Address	Held with	Time	Principal Occupation(s)	Overseen by	Director During
and Age	Company	Served	During Past 5 Years	Director	Past 5 Years
Michael Weisz Birth Year: 1988	Director, President and Chief Executive Officer	Director since October 2019	Since 2015, Mr. Weisz has served as President and Chief Investment Officer of our Adviser and as the President of YieldStreet. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance	1	N/A

Semi-Annual Report | June 30, 2023	45

YieldStreet Prism Fund Inc.	Directors and Officers
June 30, 2023 (Unaudited)

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

				Number of
		Term at		Portfolios in
		Office and		Fund	Directorships
Name,	Position(s)	Length of		Complex	Held by
Address	Held with	Time	Principal Occupation(s)	Overseen by	Director During
and Age	Company	Served	During Past 5 Years	Director	Past 5 Years
John C. Siciliano Birth Year: 1954	Director and Chairman of the Board	Director since October 2019	Senior Advisor to Accenture plc since July 2021; Chairman at Avondale Strategies, LLC since May 2019; CEO of Creighton AI since February 2022-February 2023; Special Litigation Trustee of the Infinity Q Alpha Fund since March 2022; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019	1	Board Member at Sabre Corp. from April 2019 to April 2021; Trustee and Audit Committee Chair at Pacific Global ETFs, a Pacific Life Company from December 2018 to October 2021.
William M. Riegel Birth Year: 1955	Director	Director since October 2019	Chief Investment Officer and Senior Managing Director at TIAA Asset Management from June 2013 until April 2017	1	Independent Board member of the Strategic Investment Group since July 2022
George D. Riedel, Birth Year: 1963	Director	Director since October 2022	T. Rowe Price Group, Head of US Intermediaries	1	Board of Directors, CFG Bank, since June 2010.

46	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Directors and Officers
June 30, 2023 (Unaudited)

Information about Executive Officers Who are Not Directors

The address for our executive officers is c/o YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address	Position(s) Held	Term at Office and	Principal Occupation(s)
and Age	with Company	Length of Time Served	During Past 5 Years
Timothy Schott Birth Year: 1971	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since December 2022	Chief Financial Officer, Yieldstreet, since July 2022; Chief Financial Officer, Associated Capital Group Inc., 2021-2022; Chief Accounting Officer, Tiptree Inc., 2016-2020
Ivor Wolk Birth Year: 1964	General Counsel and Secretary	General Counsel and Secretary since December 2018	General Counsel at YieldStreet since October 2017; Partner at Cohen Tauber Spievack & Wagner P.C., a law firm, from November 2016 to October 2017; Partner at Pastore & Dailey LLC from May 2014 to November 2016; General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm, from January 2012 to May 2014
Douglas N. Tyre Birth Year: 1980	Chief Compliance Officer	Chief Compliance Officer since October 2019	Compliance Director, Cipperman Compliance Services, LLC, since July 2019; Assistant Compliance Director, Cipperman Compliance Services, LLC, January 2019 to June 2019; Manager, Cipperman Compliance Services, LLC, April 2014 to December 2017.
Audrey Qin, Birth year: 1991	Controller	Controller since October 2022	Controller, Yieldstreet, since October 2022; Audit Senior Manager, PricewaterhouseCoopers LLP, 2013-2022

Semi-Annual Report | June 30, 2023	47

YieldStreet Prism Fund Inc.	Directors and Officers
June 30, 2023 (Unaudited)

Name, Address	Position(s) Held	Term at Office and	Principal Occupation(s)
and Age	with Company	Length of Time Served	During Past 5 Years
Nazar Stelmakh, Birth year: 1995	Vice President	Vice President since November 2022	Associate, Private Client Group, Yieldstreet since May 2022; Business Development Associate, Private Banking Group, Morgan Stanley, November 2020 through May 2022; Associate, Institutional Investment Sales, Meridian Capital Group, February 2020 through November 2020; Credit Risk Analyst, Morgan Stanley, February 2018 through February 2020
Ted Yarbrough, Birth Year: 1968	Chief Investment Officer	Chief Investment Officer since July 2023	Chief Investment Officer, YieldStreet, since May 2023; Global Co-Head of Institutional Credit Management, Chief Investment Officer of Global Spread Products division, Global Head of Structured Finance, Global Head of Securitized Products, Citigroup, since prior to 2018.

Timothy Schott. Mr. Schott has served as Chief Financial Officer of Yieldstreet since July 2022 and Chief Financial Officer and Treasurer of the Company since December 2022. Prior to joining Yieldstreet, he served as Chief Financial Officer of Associated Capital Group, a New York Stock Exchange listed registered alternative investment adviser, from 2021-2022, and Chief Accounting Officer of Tiptree Inc., a Nasdaq-listed private equity holding company from 2016-2022. Previously, Mr. Schott was employed as Global Finance, Director of Accounting Policy at Lazard Ltd., from 2011-2016, and at Deloitte &Touche, LLP, from 1992-2011, where he served most recently as a Partner. Mr. Schott earned his Bachelor of Science degree in accounting from Fairfield University. He is a licensed certified public accountant in the State of New York and is a member of the American Institute of Certified Public Accountants.

Ivor Wolk. Mr. Wolk has served as General Counsel at Yieldstreet since October 2017. He started his career at Davis Polk & Wardwell before holding senior investment banking legal roles at WestLB, Barclays Capital and Dresdner Kleinwort. Prior to joining Yieldstreet, Mr. Wolk also served as General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm from January 2012 to May 2014. In addition, Mr. Wolk was a partner at Pastore & Dailey LLC from May 2014 to November 2016 and at Cohen Tauber Spievack & Wagner P.C. from November 2016 to October 2017, where he focused his practice on corporate and securities law. Mr. Wolk graduated cum laude with a Bachelor of Commerce and law degree from the University of the Witwatersrand, South Africa, and holds a Master of Laws degree from the University of Cambridge, England.

48	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Directors and Officers
June 30, 2023 (Unaudited)

Douglas N. Tyre. Mr. Tyre has served as our Chief Compliance Officer since October 2019. He works as a Compliance Director at Cipperman Compliance Services, LLC (“CCS”) and serves as a Chief Compliance Officer for a number of CCS’ clients. Prior to joining CCS, Mr. Tyre worked at Echo Point Investment Management LLC (“Echo Point”), an affiliate of Old Mutual Asset Management, where he was primarily responsible for coordinating investment operations functions, client service and reporting, proxy voting and marketing support. Prior to his experience at Echo Point, he worked at The Vanguard Group and Morgan Stanley Investment Management, serving in various operations and client service positions. Mr. Tyre earned a B.S. from Cornell University and an MBA from Villanova University.

Ted Yarbrough. Ted Yarbrough joined Yieldstreet in 2023 as the firm’s Chief Investment Officer, and is responsible for all investment origination, underwriting, and risk management of the $1.5+ billion Yieldstreet portfolio, across a variety of alternative assets classes, including real estate, specialty finance, private credit, art, third party funds, and structured notes.

Ted joined Yieldstreet after a 28 year career at Citigroup and its predecessor companies. While at Citi, Mr Yarbrough held leadership positions across various banking and markets platforms, including Global Head of Securitized Products, Global Head of Structured Finance, Chief Investment Officer of the Global Spread Products division, and Global Co-Head of Institutional Credit Management. In these roles, Ted was responsible for capital markets, financing and risk management across a broad array of alternative asset classes, including real estate, consumer and commercial receivables, equipment, transportation, project finance, infrastructure, and renewable energy, and oversaw asset portfolios in excess of $100 billion.

Mr. Yarbrough served on the Board of Directors of Citigroup Global Markets Inc. , and was a member of the firm’s Banking and Markets management committees, as well as the Risk Committee for Citi’s Institutional Client Group.

Ted is a graduate of Princeton University.

Semi-Annual Report | June 30, 2023	49

YieldStreet Prism Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2023 (Unaudited)

At a meeting of the Board of Trustees (the “Board”) of YieldStreet Prism Fund Inc. (the “Company”) held on May 15, 2023, the Board, including those Directors who are not “interested persons” as defined by the 1940 Act (the “Independent Directors”), considered: (i) whether to continue the Investment Advisory Agreement (the “Advisory Agreement”) between YieldStreet Management (the “Adviser”) and the Company; (ii) a proposed amendment to the Investment Advisory Agreement (the “Amendment”); and (iii) a proposed sub-advisory agreement (the “Subadvisory Agreement”) between the Adviser and Prytania Investment Advisors LLP (“Prytania”) with respect to the Company. Following its review and consideration, the Board, including the Independent Directors, unanimously approved the continuance of the Advisory Agreement for an additional one-year term and also approved the Amendment and the Subadvisory Agreement (the Advisory Agreement, Amendment and Subadvisory Agreement are referring to collectively herein as the “Agreements”). The Amendment and the Subadvisory Agreement remain subject to approval by stockholders of the Company.

In considering each of the Agreements, the Directors evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel to the Company and made a decision in the exercise of their own business judgment. They considered a variety of factors, including, but not limited to, those discussed below. In their deliberations, the Board and the Independent Directors did not identify any particular factor that was controlling, and each Director may have attributed different weights to the various factors. The summaries below do not identify all the matters considered by the Board, but provide a summary of the principal matters the Board considered.

Consideration and Approval of Continuation of Advisory Agreement

Prior to approving the continuation of the Company’s Advisory Agreement, the Independent Directors had requested and had been provided with detailed materials relating to the Company, the Adviser and the Advisory Agreement. The materials, among other things, included information about the Adviser’s business; information regarding the background and experience of relevant personnel providing services to the Company; information about the advisory, administrative and other material services rendered by the Adviser or its affiliates to the Company, including information about the Adviser’s portfolio management process; information comparing the investment advisory fees, total expenses and performance of the Company to those of a group of comparable funds; an analysis of the profitability of the Adviser’s overall relationship with the Company; and information about the Adviser’s policies and procedures, including its overall program for compliance and risk management and the Adviser’s process for monitoring and evaluating work performed by third party service providers.

Nature, Extent and Quality of the Services: The Directors received and considered information regarding the nature, extent and quality of services provided to the Company under the Advisory Agreement. The Directors reviewed and considered the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve the Company’s investment objectives in a manner consistent with the Company’s policies and restrictions. The Directors considered the background and experience of the Adviser’s personnel, including the qualifications, background and responsibilities of the key investment personnel responsible for servicing the Company. The Directors considered the presentation delivered by representatives of the Adviser at the meeting, during which such representatives discussed with the Board, among other things, the Adviser’s business, leadership and financial condition, the level of commitment to the Company by the Adviser and its principals, the various investment strategies employed by the Adviser in the Company’s portfolio and portfolio risk management process. The Board agreed that they were satisfied with the nature, extent, and quality of services rendered by the Adviser under the Advisory Agreement.

50	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2023 (Unaudited)

Performance: The Directors reviewed performance information for the Company’s shares for the year-to-date, 1-year, 3-year and since-inception periods through March 31, 2023 compared to the performance of comparable registered closed-end investment companies with a similar investment objective and strategy over the same periods, noting that the Company’s performance was within the range of its peers for the year-to-date, 1-year and 3-year periods, though it had underperformed the median performance of its peers. In considering the Company’s performance compared to its peers, the Board noted that the Company differed from its peers in terms of the magnitude of assets under management, timing of inception, investor accreditation and nuances of strategy. The Directors considered the ability of the Adviser to evaluate and selectively invest in debt securities and other credit instruments that will help the Company realize its stated investment objectives of generating income and preserving capital. After consideration of the short and long-term investment performance of the Company, the Adviser’s experience in managing the Company, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Company and the Adviser was consistent with the Company’s investment objective and policies and therefore satisfactory.

Costs of Services and Profits to the Adviser: The Board considered the total expense ratio of the Company and the management fees paid to the Adviser, noting that the Company’s management fee of 1.00% of the Company’s net assets excluding cash and cash equivalents, was the second lowest among the funds in its peer group. The Board noted that to the extent that the Company holds cash and/or cash equivalents, the management fee as a percentage of average net assets attributable to common shares will be lower than 1.00% and observed that for the fiscal year ended December 31, 2022, the Company’s management fee as a percentage of average net assets attributable to common shares was 0.83%. The Board noted further that the Adviser does not collect performance-based fees in addition to the management fee.

The Board also considered the Company’s expense ratio compared to the expense ratios of its peers. The Board reviewed comparative expense data for the Company and its peers and observed that the Company’s expense ratio was higher than those of the Company’s peers, but noted that the Company’s expense ratio includes estimated interest payments on borrowed funds as well as current and deferred income taxes from the Company’s consolidated subsidiaries. The Board also considered the Adviser’s prior payment of startup costs for the Company and other administrative expenses that had been borne or otherwise reimbursed by the Adviser. The Board took into account that the Adviser is not yet profiting from its relationship with the Company.

After consideration of the foregoing, the Board found that the fees and expenses of the Company, in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring the Company’s investment strategy and other factors, as well as the reality that the Adviser was not yet profiting from its relationship with the Company, were fair and reasonable.

Semi-Annual Report | June 30, 2023	51

YieldStreet Prism Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2023 (Unaudited)

Economies of Scale: The Board considered whether economies of scale could be achieved as the Company grows and whether the Adviser’s fee reflects any such economies of scale in a manner that is fair and reasonable and beneficial for the Company’s investors. The Board considered the Adviser’s efforts to create efficiencies and lower the costs of their audit, valuation, and legal services. Following further discussion of the Company’s asset levels, expectations for growth and level of fees, the Board determined that the Adviser’s fee was fair and reasonable when considering the Company’s asset levels and economies of scale.

Other Benefits to the Adviser: The Directors reviewed and considered any incidental benefits derived or to be derived by the Adviser from its relationship with the Company. They considered that the Company has increased participation on the Adviser’s platform and objective of providing access to various alternative asset classes managed by the Adviser.

Conclusion: Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Directors concluded that the compensation of the Adviser was appropriate under the Advisory Agreement and the continuance of the Advisory Agreement was in the best interests of the Company and its stockholders.

Consideration and Approval of Amendment

In the context of approving the proposed Amendment, the Board followed substantially the same process and considered substantially the same factors as it considered in approving the continuation of the Advisory Agreement, in addition to information provided by the Adviser with respect to the proposed Amendment.

In considering the proposed Amendment, the Board noted that the Company’s existing Advisory Agreement includes a recitation of expenses payable by the Company, which include all fees, costs and expenses incurred in connection with the Company’s operation, administration and transactions, including but not limited to those relating to the engagement of outside accountants and legal counsel. They considered that the proposed Amendment would allow for the Adviser to be reimbursed by the Company for the cost of in-house legal services provided by the Adviser’s in-house legal team to the Adviser for the benefit of the Company.

Nature, Extent and Quality of the Services: The Directors considered the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement as proposed to be amended by the Amendment. They recalled their prior considerations on these points in the context of the Advisory Agreement renewal. Specific to the Amendment, the Directors considered the Adviser’s representations with respect to the experience and expertise of the in-house counsel employed by the Adviser. They considered the Adviser’s representation that any work performed by in-house legal counsel would be of a nature and quality equivalent to that of external legal counsel. The Directors also considered the Adviser’s representation that the Adviser would continue to leverage the expertise of external legal counsel as appropriate, and was not proposing that the Adviser’s in-house legal counsel replace external counsel but rather ensure that legal work was most efficiently apportioned. The Directors considered the assistance and expertise of the Adviser’s in-house legal counsel since the inception of the Company and noted their satisfaction with the quality of their work. The Directors noted that the services to be performed by the Adviser’s in-house legal team are services required for the operation of the Company, and that leveraging the Adviser’s in-house legal team would likely result in lower external legal fees being borne by the Company than if such legal work relating to the Company were required to be outsourced entirely to external counsel. The Board agreed that they were satisfied with the nature, extent, and quality of services to be rendered by the Adviser under the Advisory Agreement as proposed to be amended, and that the Amendment was in the best interest of the Company and its stockholders.

52	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2023 (Unaudited)

Costs of Services and Profits to the Adviser: The Directors considered the proposed costs of services and profits to the Adviser under the Amendment. They recalled their prior considerations on these points in the context of the Advisory Agreement renewal the same day. Specific to the Amendment, the Directors considered the Adviser’s proposed approach to pricing the cost of in-house legal counsel for purposes of reimbursement, noting that any time spent by in-house counsel on matters relating to the Company would be tracked using timekeeper software, and that the cost of such services to be allocated to the Company would be based on a discount of the average hourly rates that would be available from external counsel. The Directors noted that the reimbursement of such costs would be capped such that the Adviser would not be entitled to receive reimbursement greater than the cost incurred by the Adviser of employing such in-house counsel (measured on a pro rata basis according to the portion of such counsel’s time spent on matters relating to the Company). The Board found that the costs of services and profits to the Adviser under the Advisory Agreement as proposed to be amended are fair and reasonable, including specifically that the proposed expense of reimbursement for the cost of in-house legal services provided by the Adviser’s in-house legal team to the Adviser for the benefit of the Company is fair and reasonable in light of the usual and customary charges of others for services of the same nature and quality.

Performance, Economies of Scale and Other Benefits to the Adviser: The Directors considered the performance, economies of scale and other benefits to the Adviser under the Amendment. They recalled their prior considerations on these points in the context of the Advisory Agreement renewal the same day. The Directors considered the potential impact of the Amendment on Company performance, noting that in-house legal services would be reimbursed at rates discounted compared to the rates of external counsel and accordingly, should not be expected to have a net negative impact on Company performance. The Directors also considered the fixed cost nature of legal expenses and noted that any such expenses would be expected to have a lower relative impact on the Company’s overall expense ratio as the Company’s assets continue to scale. The Directors also considered whether the Adviser would experience any other benefits from the Amendment and did not believe that the Adviser would experience any material benefits other than the benefits to the Company discussed above, and the ability to recoup a portion of its in-house legal expenses.

Conclusion: Based on all of the information considered, the Board, including the Independent Directors, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Company.

Semi-Annual Report | June 30, 2023	53

YieldStreet Prism Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2023 (Unaudited)

Consideration and Approval of Subadvisory Agreement

Prior to approving the Subadvisory Agreement, the Independent Directors had requested and had been provided with detailed materials relating to Prytania and the Subadvisory Agreement. The materials, among other things, included information about Prytania’s business and financial condition; information regarding the background and experience of relevant personnel who would be providing services to the Company; information about the advisory, administrative and any other material services proposed to be rendered by Prytania or its affiliates to the Company, including information about Prytania’s portfolio management process; details of Prytania’s performance over time in comparison to relevant market data; information regarding the sub-advisory fees proposed to be paid to Prytania and comparative information regarding sub-advisory fees paid by similar funds and accounts; an analysis of the anticipated profitability of Prytania’s relationship with the Company; and information about Prytania’s policies and procedures, including its overall program for compliance and risk management. The Board also considered input from the Adviser, including a detailed report on due diligence conducted by the Adviser in selecting and recommending Prytania to serve as a sub-adviser to the Company.

Nature, Extent and Quality of the Services: The Directors received and considered information regarding the nature, extent and quality of services to be provided to the Company under the proposed Subadvisory Agreement. They considered Prytania’s experience and reputation as a global structured credit specialist, having approximately $2.3 billion in assets under management as of March 31, 2023. The Directors considered the investment strategy of investing in U.S. CLO tranches that Prytania proposed to employ in its allocation portion of the Company’s portfolio in a manner consistent with the Company’s policies and restrictions as well as Prytania’s investment and risk management processes.

The Directors considered the background and experience of Prytania’s personnel, including the qualifications, background and responsibilities of the key investment personnel that would be responsible for managing Prytania’s portion of the Company’s portfolio. The Directors considered the presentation delivered by representatives of Prytania at the meeting, during which such representatives reviewed the information provided by Prytania and reported on various improvements made with respect to Prytania’s employee background check process, compliance policies, counterparty risk framework and cybersecurity in response to feedback provided by the Adviser during its due diligence process. The Directors also considered the Adviser’s positive feedback with respect to the improvements made. The Directors also reviewed Prytania’s financial statements, noting no concerns regarding the firm’s continued viability.

The Directors agreed that they were satisfied with the nature, extent, and quality of services to be rendered by Prytania under the Subadvisory Agreement.

Performance: The Directors reviewed Prytania’s overall CLO strategy performance record in terms of averaged realized returns by CLO tranche over time as compared to a relevant market index, as well as performance data relating to other funds managed by Prytania with similar strategies to the strategy proposed to be employed by Prytania within the Company’s portfolio. The Directors considered the ability of Prytania to evaluate and selectively invest in CLO tranches in line with the Company’s investment objectives and portfolio restrictions. After consideration of the short and long-term investment performance of Prytania for similar strategies, Prytania’s experience in managing CLO strategies, the experience of Prytania’s personnel and other factors, the Board concluded that the investment performance of Prytania was consistent with the Company’s investment objective and policies and therefore satisfactory.

54	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Board Considerations Regarding Approval of Investment Advisory Agreements
June 30, 2023 (Unaudited)

Costs of Services, Economies of Scale and Profits to the Adviser: The Board considered the proposed sub-advisory fee to be paid to Prytania. The Directors considered management’s representation from the Adviser that the Adviser had focused on negotiating a competitive fee structure for the Subadvisory Agreement and that the sub-advisory fee would be paid by the Adviser out of its investment management fee and would not be separately borne by the Company. The Directors noted that the proposed fee schedule contained a breakpoint in the fees that the Adviser would pay to Prytania, but also considered that the advisory fees that the Adviser received from the Company would not change as a result of adding a sub-adviser, and that the Adviser is not yet profiting from its relationship with the Company. The Directors also considered comparative information provided with respect to fees and noted that Prytania’s proposed sub-advisory fee was generally similar to or lower than the fees charged by Prytania to other comparable funds and accounts.

The Directors considered the expected profitability of the Company to Prytania, noting Prytania’s representations that on a fully allocated basis Prytania has priced the mandate to be breakeven from a profitability perspective in the near term as well as the Adviser’s representation that it negotiated the proposed sub-advisory fee on an arm’s-length basis.

The Directors concluded that the fees to be paid to Prytania by the Adviser are reasonable in light of the services performed for the Company and anticipated economies of scale.

Other Benefits to Prytania: The Directors reviewed and considered any incidental benefits derived or to be derived by Prytania from its relationship with the Company. They considered Prytania’s expectation that the relationship can bring long-term growth to both parties, based on Prytania’s experience with longer term relationship funds that have developed in this manner.

Conclusion: Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Subadvisory Agreement, the Directors concluded that the compensation of Prytania was appropriate under the Subadvisory Agreement and that the Subadvisory Agreement was in the best interests of the Company and its stockholders.

Semi-Annual Report | June 30, 2023	55

Yieldstreet
Prism Fund

Copyright © YieldStreet Prism Fund Inc. 2023 All Rights Reserved

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this filing.

(b) As of the filing of this semi-annual report, the personnel of the investment adviser who currently have primary responsibility for management of the Registrant no longer includes Michael Weisz, but does include Ted Yarbrough and Sirisha Prasad.

Ted Yarbrough. Mr. Yarbrough joined Yieldstreet in 2023 as the firm’s Chief Investment Officer, and is responsible for all investment origination, underwriting, and risk management of the $1.5+ billion Yieldstreet portfolio across a variety of alternative assets classes, including real estate, specialty finance, private credit, art, third party funds, and structured notes. Mr. Yarbrough joined Yieldstreet after a 28-year career at Citigroup and its predecessor companies. While at Citi, Mr. Yarbrough held leadership positions across various banking and markets platforms, including Global Head of Securitized Products, Global Head of Structured Finance, Chief Investment Officer of the Global Spread Products division, and Global Co-Head of Institutional Credit Management. In these roles, Mr. Yarbrough was responsible for capital markets, financing and risk management across a broad array of alternative asset classes, including real estate, consumer and commercial receivables, equipment, transportation, project finance, infrastructure, and renewable energy, and oversaw asset portfolios in excess of $100 billion. Mr. Yarbrough served on the Board of Directors of Citigroup Global Markets Inc., and was a member of the firm’s Banking and Markets management committees, as well as the Risk Committee for Citi’s Institutional Client Group. Mr. Yarbrough is a graduate of Princeton University.

Sirisha Prasad. Ms. Prasad joined Yieldstreet in 2022, where she has been managing the day-to-day management of the registered funds at the firm as Fund Manager. Most recently she worked at ICONIQ Capital, in their Investment Management group in San Francisco, CA. Prior to joining ICONIQ, Sirisha worked at Morgan Stanley since 2014, where she spent most of her career working in the Outsourced Chief Investment Office managing assets for Endowments and Foundations.

The following information is as of June 30, 2023

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Ted Yarbrough
Other Pooled Investment Vehicles	182	$1.26 billion	22	258.1 million
Other Accounts	—	—	—	—
Registered Investment Companies	—	—	—	—

Sirisha Prasad
Other Pooled Investment Vehicles	1	$33.7 million	—	—
Other Accounts	—	—	—	—
Registered Investment Companies	—	—	—	—

Portfolio Manager’s Material Conflicts of Interest

Each of Mr. Yarbrough and Ms. Prasad may serve as an officer, director, or principal of entities that operate in the same or related lines of business as we do or of investment funds managed by our Adviser or our affiliates. Accordingly, each may have obligations to investors in those entities that may require him or her to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, although other investment funds managed by our Adviser may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Our Adviser is not restricted from raising an investment fund with investment objectives similar to ours. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when one or more of our portfolio managers may have interests that differ from those of our stockholders, giving rise to a conflict of interest.

(a)(3)  Compensation Overview of Investment Professionals Employed by the Adviser

The discussion below describes the compensation of our portfolio manager and certain investment professionals employed by the Adviser who provide services to us.

None of our investment personnel, including our portfolio manager, receives any direct compensation from us in connection with the management of our portfolio.

The specific form of compensation of our Adviser’s other investment professionals may also include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular investment professional employed by our Adviser may also receive all or some combination of a salary and a bonus.

Base Compensation

Generally, when a particular investment professional receives base compensation, it is based on their individual seniority and their position within the applicable firm.

Discretionary Compensation

In addition to base compensation, a particular investment professional may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

The following table sets forth, as of June 30, 2023, the dollar range of our equity securities beneficially owned by our portfolio managers.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Ted Yarbrough	$10,001–$50,000
Sirisha Prasad	None

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2023-6/30/2023	549.93	$9.1375	549.93	0

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99302.Cert.

(a)(3)	Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by this report by or on behalf of the registrant.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Prism Fund Inc.

By (Signature and Title)	/s/ Michael Weisz
Michael Weisz, Chief Executive Officer
(Principal Executive Officer)

Date:	September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Michael Weisz
Michael Weisz, Chief Executive Officer
(Principal Executive Officer)

Date:	September 7, 2023

By (Signature and Title)	/s/ Timothy Schott
Timothy Schott, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	September 7, 2023